CERTIFICATION
I, Frank Marshik, certify the following:

1.	I have reviewed this quarterly report on Form 10-Q of The Blackhawk Fund;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of The Blackhawk Fund as of, and for, the periods presented in this report;

4.
The Blackhawk Fund’s prior certifying officers were responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for The Blackhawk Fund and have done the following:

a.
designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under their supervision, to ensure that material information relating to The Blackhawk Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared;

b.
designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.
evaluated the effectiveness of The Blackhawk Fund’s disclosure controls and procedures and presented in this report the conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d.
disclosed in this report any change in The Blackhawk Fund’s internal control over financial reporting that occurred during The Blackhawk Fund’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, The Blackhawk Fund’s internal control over financial reporting; and

5.	I have disclosed, based on my most recent evaluation of internal control over financial reporting, to The Blackhawk Fund’s auditors and the audit committee of The Blackhawk Fund’s board of directors:

a.
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect The Blackhawk Fund’s ability to record, process, summarize and report financial information; and

b.	Any fraud, whether or not material, that involves management or other employees who have a significant role in The Blackhawk Fund’s internal control over financial reporting.

May 21, 2010	/s/ Frank Marshik
Frank Marshik
President
(Principal Executive, Financial and Accounting Officer)